UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 4, 2001
                                                  ------------------------------

                             PAYLESS CASHWAYS, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-4437                    42-0945849
--------------------------- ----------------------- ----------------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


800 NW Chipman Road, Suite 5900
P.O. Box 648001
Lee's Summit, Missouri                                  64064-8001
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code           (816) 347-6000
                                                   -----------------------------



                                 Not applicable
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          (Former name or former address, if changed since last report)



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Item 3.    Bankruptcy or Receivership

     Payless Cashways, Inc. today issued a press release announcing it filed a petition for voluntary reorganization of its operations under Chapter 11 with the U.S. Bankruptcy Court for the Western District of Missouri as debtor-in-possession under case no. 01-42643.

           (c)    EXHIBIT.  The following exhibit is filed herewith:

           99.1   Press Release dated June 4, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  June 4, 2001
                                      PAYLESS CASHWAYS, INC.


                                      By:  /s/ Richard B. Witaszak
                                          --------------------------------------
                                         Richard B. Witaszak, Senior Vice
                                         President - Finance and Chief
                                         Financial Officer